SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 4, 2005

Capital One Auto Receivables, LLC

Capital One Auto Finance Trust 2005-A

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106575	31-1750007
333-106575-08	51-6565036
(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and December 31, 2003, and for each of the years in the three-year period ended December 31, 2004, included in the Annual Report on Form 10-K of the Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2005, Commission File Number 1-10777), are incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the Capital One Auto Finance Trust 2005-A.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Document Description
23.1	Consent of KPMG LLP, independent registered public accounting firm of Ambac Assurance Corporation and subsidiaries

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Auto Finance Trust 2005-A by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2005	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

CAPITAL ONE AUTO FINANCE TRUST 2005-A

	By:	Capital One Auto Receivables, LLC, Depositor of Capital One Auto Finance Trust 2005-A

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

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